HUDSON PACIFIC PROPERTIES, INC.
SECOND QUARTER 2013
Supplemental Operating and Financial Data

This Supplemental Operating and Financial Data contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. You should not rely on forward-looking statements as predictions of future events. Forward-looking statements involve numerous risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ materially from those expressed in any forward-looking statement made by us. These risks and uncertainties include, but are not limited to: adverse economic and real estate developments in Southern and Northern California; decreased rental rates or increased tenant incentives and vacancy rates; defaults on, early terminations of, or non-renewal of leases by tenants; increased interest rates and operating costs; failure to generate sufficient cash flows to service our outstanding indebtedness; difficulties in identifying properties to acquire and completing acquisitions; failure to successfully integrate pending and recent acquisitions; failure to successfully operate acquired properties and operations; failure to maintain our status as a REIT under the Internal Revenue Code of 1986, as amended; possible adverse changes in laws and regulations; environmental uncertainties; risks related to natural disasters; lack or insufficient amount of insurance; inability to successfully expand into new markets or submarkets; risks associated with property development; conflicts of interest with our officers; changes in real estate and zoning laws and increases in real property tax rates; the consequences of any possible future terrorist attacks; and other risks and uncertainties detailed in our Annual Report on Form 10-K for the year ended December 31, 2012 filed with the Securities and Exchange Commission on March 14, 2013. You are cautioned that the information contained herein speaks only as of the date hereof and Hudson Pacific Properties, Inc. assumes no obligation to update any forward-looking information, whether as a result of new information, future events or otherwise. For a discussion of important risks related to Hudson Pacific Properties, Inc.’s business, and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption “Risk Factors” in Hudson Pacific Properties, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2012 filed with the Securities and Exchange Commission on March 14, 2013.

Hudson Pacific Properties, Inc.
Second Quarter 2013 Supplemental Operating and Financial Data

Hudson Pacific Properties, Inc.
Second Quarter 2013 Supplemental Operating and Financial Data

COMPANY BACKGROUND

CORPORATE 11601 Wilshire Boulevard, Suite 1600, Los Angeles, California 90025 (310) 445-5700
BOARD OF DIRECTORS

Victor J. Coleman	Theodore R. Antenucci	Jonathan M. Glaser
Chairman of the Board and Chief Executive Officer, Hudson Pacific Properties, Inc.	President and Chief Executive Officer, Catellus Development Corporation	Managing Member, JMG Capital Management LLC

Richard B. Fried	Mark D. Linehan	Robert M. Moran, Jr.
Managing Member, Farallon Capital Management, L.L.C.	President and Chief Executive Officer, Wynmark Company	Co-founder and Co-owner, FJM Investments LLC

Barry A. Porter	Howard S. Stern	Patrick Whitesell
Managing General Partner, Clarity Partners L.P.	President, Hudson Pacific Properties, Inc.	Co-Chief Executive, WME Entertainment

EXECUTIVE AND SENIOR MANAGEMENT

Victor J. Coleman	Howard S. Stern	Mark T. Lammas
Chief Executive Officer	President	Chief Financial Officer

Christopher Barton	Dale Shimoda	Kay Tidwell
EVP, Operations and Development	EVP, Finance	EVP, General Counsel and Secretary

Alexander Vouvalides	Drew Gordon	Harout Diramerian
SVP, Acquisitions	SVP, Northern California	Chief Accounting Officer

Arthur X. Suazo		Elva Hernandez
Director of Leasing		VP, Controller
INVESTOR RELATIONS
Addo Communications (310) 829-5400 Email Contact: lasseg@addocommunications.com Please visit our corporate Web site at: www.hudsonpacificproperties.com

Hudson Pacific Properties, Inc.
Second Quarter 2013 Supplemental Operating and Financial Data

CORPORATE DATA
(unaudited, $ in thousands, except per share data)
Hudson Pacific Properties, Inc. (NYSE: HPP) (also referred to herein as the “Company,” “we,” “us,” or “our”) is a full-service, vertically integrated real estate company focused on owning, operating and acquiring high-quality office properties in select growth markets primarily in Northern and Southern California. Our investment strategy is focused on high barrier-to-entry, in-fill locations with favorable, long-term supply-demand characteristics. These markets include Los Angeles, Orange County, San Diego, San Francisco, Silicon Valley and the East Bay, which we refer to as our target markets. This Supplemental Operating and Financial Data supplements the information provided in our reports filed with the Securities and Exchange Commission. We maintain a Web site at www.hudsonpacificproperties.com.

Number of office properties owned	21
Office properties square feet (in thousands)	4,454
Stabilized office properties leased rate as of June 30, 2013(1)	95.2%
Stabilized office properties occupied rate as of June 30, 2013(1)(2)	92.9%

Number of media & entertainment properties owned	2
Media & entertainment square feet (in thousands)	884
Media & entertainment occupied rate as of June 30, 2013(3)	73.1%

Number of land assets owned	5
Land assets square feet (in thousands)(4)	1,947

Market capitalization (in thousands):
Total debt(5)	$630,624
Series A Preferred Units	12,475
Series B Preferred Stock	145,000
Common equity capitalization(6)	1,257,485
Total market capitalization	$2,045,584
Debt/total market capitalization	30.8%
Series A preferred units & debt/total market capitalization	31.4%
Common stock data (NYSE:HPP):
Range of closing prices(7)	$ 20.04-23.99
Closing price at quarter end	$21.28
Weighted average fully diluted common stock\units outstanding (in thousands)(8)	59,091
Shares of common stock\units outstanding on June 30, 2013 (in thousands)(9)	59,092
__________________________

(1)	Stabilized office properties leased rate and occupied rate excludes the development, redevelopment, lease-up properties, and properties held-for-sale described on page 14.

(2)	Represents percent leased less signed leases not yet commenced.

(3)	Percent occupied for media and entertainment properties is the average percent occupied for the 12 months ended June 30, 2013.

(4)	Square footage for land assets represents management’s estimate of developable square feet, the majority of which remains subject to receipt of entitlement approvals that have not yet been obtained.

(5)	Total debt excludes non-cash loan premium/discount.

(6)
Common equity capitalization represents the shares of common stock (including unvested restricted shares) and OP units outstanding multiplied by the closing price of our stock at the end of the period.

(7)	For the quarter ended June 30, 2013.

(8)
For the quarter ended June 30, 2013, diluted shares represent ownership in our Company through shares of common stock, OP Units and other convertible or exchangeable instruments. While our series A preferred units became exchangeable on June 29, 2013, the conversion of the series A preferred units into shares of our common stock would be anti-dilutive based on the average daily share price of our common stock over the three months ended June 30, 2013, and therefore the fully diluted common stock\units do not include shares issuable upon exchange of our series A preferred units.

(9)
This amount represents fully diluted common stock and OP units (including unvested restricted stocks) at June 30, 2013. While our series A preferred units became exchangeable on June 29, 2013, the conversion of the series A preferred units into shares of our common stock would be anti-dilutive based on the average daily share price of our common stock over the three months ended June 30, 2013, and therefore the fully diluted common stock\units do not include shares issuable upon exchange of our series A preferred units.

CONSOLIDATED FINANCIAL RESULTS

Hudson Pacific Properties, Inc.
Second Quarter 2013 Supplemental Operating and Financial Data

Consolidated Balance Sheets
(Unaudited, in thousands, except share data)

	June 30, 2013	December 31, 2012
ASSETS
Total investment in real estate, net	$1,510,822	$1,340,361
Cash and cash equivalents	96,330	18,904
Restricted cash	17,716	14,322
Accounts receivable, net	9,942	12,167
Notes receivable	—	4,000
Straight-line rent receivables	16,673	12,732
Deferred leasing costs and lease intangibles, net	88,893	81,010
Deferred finance costs, net	7,092	8,175
Interest rate contracts	123	71
Goodwill	8,754	8,754
Prepaid expenses and other assets	22,615	4,588
Assets associated with real estate held for sale	53,152	54,608
TOTAL ASSETS	$1,832,112	$1,559,692

LIABILITIES AND EQUITY
Notes payable	$637,118	$582,085
Accounts payable and accrued liabilities	20,998	18,578
Below-market leases	35,216	31,560
Security deposits	5,671	5,291
Prepaid rent	8,201	11,276
Obligations associated with real estate held for sale	1,269	1,205
TOTAL LIABILITIES	$708,473	$649,995

6.25% series A cumulative redeemable preferred units of the Operating Partnership	12,475	12,475

EQUITY
Hudson Pacific Properties, Inc. stockholders’ equity:
Preferred stock, $0.01 par value, 10,000,000 authorized; 8.375% series B cumulative redeemable preferred stock, $25.00 liquidation preference, 5,800,000 shares outstanding at June 30, 2013 and December 31, 2012, respectively	$145,000	$145,000
Common Stock, $0.01 par value, 490,000,000 authorized, 56,709,792 shares and 47,496,732 shares outstanding at June 30, 2013 and December 31, 2012, respectively	567	475
Additional paid-in capital	904,805	726,605
Accumulated other comprehensive loss	(1,177)	(1,287)
Accumulated deficit	(39,478)	(30,580)
Total Hudson Pacific Properties, Inc. stockholders’ equity	$1,009,717	$840,213
Non-controlling interest—members in Consolidated Entities	46,883	1,460
Non-controlling common units in the Operating Partnership	54,564	55,549
TOTAL EQUITY	$1,111,164	$897,222
TOTAL LIABILITIES AND EQUITY	$1,832,112	$1,559,692

Hudson Pacific Properties, Inc.
Second Quarter 2013 Supplemental Operating and Financial Data

Consolidated Statements of Operations (Unaudited, in thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,

	2013	2012	2013	2012
Revenues
Office
Rental	$29,286	$21,158	$56,090	$42,122
Tenant recoveries	5,348	5,522	11,097	10,867
Parking and other	3,108	2,433	7,046	4,525
Total office revenues	37,742	29,113	74,233	57,514

Media & entertainment
Rental	5,417	5,805	11,185	11,256
Tenant recoveries	323	417	741	665
Other property-related revenue	3,708	3,697	8,198	6,321
Other	200	62	436	102
Total media & entertainment revenues	9,648	9,981	20,560	18,344

Total revenues	$47,390	$39,094	$94,793	$75,858

Operating expenses
Office operating expenses	$14,079	$13,057	$27,425	$23,766
Media & entertainment operating expenses	6,429	6,289	11,997	11,059
General and administrative	5,186	4,151	10,175	8,665
Depreciation and amortization	14,382	13,192	32,813	24,806
Total operating expenses	40,076	36,689	82,410	68,296

Income from operations	$7,314	$2,405	$12,383	$7,562

Other expense (income)
Interest expense	$5,762	$4,575	$11,354	$9,466
Interest income	(90)	(2)	(240)	(7)
Acquisition-related expenses	509	299	509	360
Other expenses	9	46	54	90
	6,190	4,918	11,677	9,909

Income (loss) from continuing operations	$1,124	$(2,513)	$706	$(2,347)

Income from discontinued operations	883	284	1,618	586
Impairment loss from discontinued operations	(5,435)	—	(5,435)	—
Net (loss) income from discontinued operations	(4,552)	284	(3,817)	586

Net loss	$(3,428)	$(2,229)	$(3,111)	$(1,761)

Net income attributable to preferred stock and units	(3,231)	(3,231)	(6,462)	(6,462)
Net income attributable to restricted shares	(79)	(79)	(158)	(157)
Net loss attributable to non-controlling interest in Consolidated Entities	291	—	281	—
Net loss attributable to common units in the Operating Partnership	263	322	394	525
Net loss attributable to Hudson Pacific Properties, Inc. common stockholders	$(6,184)	$(5,217)	$(9,056)	$(7,855)
Basic and diluted per share amounts:
Net loss from continuing operations attributable to common stockholders	$(0.03)	$(0.14)	$(0.10)	$(0.23)
Net (loss) income from discontinued operations	(0.08)	0.01	(0.07)	0.02
Net loss attributable to common stockholders' per share—basic and diluted	$(0.11)	$(0.13)	$(0.17)	$(0.21)
Weighted average shares of common stock outstanding—basic and diluted	56,075,747	39,772,030	54,140,594	36,546,240
Dividends declared per share of common stock	$0.125	$0.125	$0.250	$0.250

Hudson Pacific Properties, Inc.
Second Quarter 2013 Supplemental Operating and Financial Data

FUNDS FROM OPERATIONS AND ADJUSTED FUNDS FROM OPERATIONS
(unaudited, in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Funds From Operations (FFO)(1)
Net loss	$(3,428)	$(2,229)	$(3,111)	$(1,761)
Adjustments:
Depreciation and amortization of real estate assets	14,382	13,192	32,813	24,806
Depreciation and amortization—discontinued operations	315	516	789	1,034
Impairment loss	5,435	—	5,435	—
FFO attributable to non-controlling interest in Consolidated Entities	(93)	—	(128)	—
Net income attributable to preferred stock and units	(3,231)	(3,231)	(6,462)	(6,462)
FFO to common stockholders and unit holders	$13,380	$8,248	$29,336	$17,617
Specified items impacting FFO:
Acquisition-related expenses	$509	$299	$509	$360
Supplemental property tax expenses/(savings)	—	918	(797)	918
One-time lease termination revenue	—	—	(1,082)	—
FFO (excluding specified items) to common stockholders and unit holders	$13,889	$9,465	$27,966	$18,895

Weighted average common stock/units outstanding—diluted	59,091	42,855	57,155	39,200
FFO per common stock/unit—diluted	$0.23	$0.19	$0.51	$0.45
FFO (excluding specified items) per common stock/unit—diluted	$0.24	$0.22	$0.49	$0.48

Adjusted Funds From Operations (AFFO)(1)
FFO	$13,380	$8,248	$29,336	$17,617
Adjustments:
Straight-line rent	(3,254)	(910)	(4,702)	(2,473)
Amortization of prepaid rent(2)	—	327	109	640
Amortization of above market and below market leases, net	(1,243)	(720)	(2,762)	(1,089)
Amortization of below market ground lease	62	62	124	124
Amortization of lease buy-out costs	15	23	37	45
Amortization of deferred financing costs and loan premium/discount, net	165	340	462	644
Recurring capital expenditures, tenant improvements and lease commissions	(20,832)	(3,395)	(36,305)	(5,399)
Non-cash compensation expense	1,786	774	3,512	2,002
AFFO	$(9,921)	$4,749	$(10,189)	$12,111

Dividends paid to common stock and unit holders	$7,388	$6,224	$14,773	$10,783
AFFO payout ratio	(74.5)%	131.1%	(145.0)%	89.0%
______________________________

(1)	See page 24 for Management’s Statements on Funds From Operations (FFO) and Adjusted Funds From Operations (AFFO).

(2)
Represents the difference between rental revenue recognize in accordance with accounting principles generally accepted in the United States (GAAP) based on the amortization of the prepaid rent liability relating to the KTLA lease at our Sunset Bronson property compared to scheduled cash rents received in connection with such prepayment.

Hudson Pacific Properties, Inc.
Second Quarter 2013 Supplemental Operating and Financial Data

DEBT SUMMARY
(In thousands)

The following table sets forth information with respect to our outstanding indebtedness as of June 30, 2013.

			Annual		Balance at
Debt	Outstanding	Interest Rate(1)	Debt Service(1)	Maturity Date	Maturity
Unsecured Revolving Credit Facility	$—	LIBOR+1.55% to 2.20%	$—	8/3/2016	$—
Mortgage loan secured by 625 Second Street(2)	33,700	5.850%	1,999	2/1/2014	33,700
Mortgage loan secured by 3401 Exposition Boulevard(3)	13,233	LIBOR+3.80%	—	5/31/2014	13.233
Mortgage loan secured by 6922 Hollywood Boulevard(4)	40,858	5.580%	3,230	1/1/2015	39,426
Mortgage loan secured by 275 Brannan(5)	3,858	LIBOR+2.00%	—	10/5/2015	3,830
Mortgage loan secured by Sunset Gower/Sunset Bronson(6)	92,000	LIBOR+3.50%	—	2/11/2016	89,681
Mortgage loan secured by Pinnacle II(7)	89,066	6.313%	6,754	9/1/2016	85,301
Mortgage loan secured by 901 Market(8)	49,600	LIBOR+2.25%	—	10/31/2016	49,600
Mortgage loan secured by Rincon Center(9)	106,803	5.134%	7,195	5/1/2018	97,673
Mortgage loan secured by First Financial(10)	43,000	4.580%	2,002	2/1/2022	36,799
Mortgage loan secured by 10950 Washington(11)	29,506	5.316%	2,639	3/11/2022	24,632
Mortgage loan secured by Pinnacle I	129,000	3.954%	5,172	11/7/2022	117,190
Subtotal	$630,624
Unamortized loan premium, net(12)	6,494
Total	$637,118
______________________________

(1)	Interest rate with respect to indebtedness is calculated on the basis of a 360-day year for the actual days elapsed, excluding the amortization of loan fees and costs.

(2)	This loan was assumed on September 1, 2011 in connection with the closing of our acquisition of the 625 Second Street property.

(3)	This loan was assumed on May 22, 2013 in connection with the closing of our acquisition of the 3401 Exposition Boulevard property.

(4)	This loan was assumed on November 22, 2011 in connection with the closing of our acquisition of the 6922 Hollywood Boulevard property.

(5)
On October 5, 2012, we obtained a loan for our 275 Brannan property pursuant to which we have the ability to draw up to $15,000 for budgeted base building, tenant improvements, and other costs associated with the renovation and lease-up of that property.

(6)
On March 16, 2011, we purchased an interest rate cap in order to cap one-month LIBOR at 3.715% with respect to $50,000 of the loan through its maturity on February 11, 2016. On January 11, 2012 we purchased an interest rate cap in order to cap one-month LIBOR at 2.00% with respect to $42,000 of the loan through its maturity on February 11, 2016. Beginning with the payment due February 1, 2014, monthly debt service will include principal payments based on a 30-year amortization schedule, for total annual debt amortization of $1,113.

(7)	This loan was assumed on June 14, 2013 in connection with the contribution of the Pinnacle II building to the Company’s joint venture for The Pinnacle project.

(8)
On October 29, 2012, we obtained a loan for our 901 Market property pursuant to which we borrowed $49,600 upon closing, with the ability to draw up to an additional $11,900 for budgeted base building, tenant improvements, and other costs associated with the renovation and lease-up of that property.

(9)
On April 29, 2011, we closed a seven-year term loan totaling $110,000 with JPMorgan Chase Bank, National Association, secured by our Rincon Center property. The loan bears interest at a fixed annual rate of 5.134%.

(10)
The loan bears interest only for the first two years. Beginning with the payment due March 1, 2014, monthly debt service will include principal payments based on a 30-year amortization schedule, for total annual debt service of $2,639.

(11)
On February 11, 2012, we closed a 10-year term loan totaling $30,000 with Cantor Commercial Real Estate Lending, L.P., secured by our 10950 Washington property. The loan bears interest at a fixed annual rate of 5.316% and will mature on March 11, 2022.

(12)	Represents unamortized amount of the non-cash mark-to-market adjustment on debt associated with 625 Second Street, 6922 Hollywood Boulevard, and Pinnacle II.

PORTFOLIO DATA

Hudson Pacific Properties, Inc.
Second Quarter 2013 Supplemental Operating and Financial Data

SAME-STORE ANALYSIS(1)
(unaudited, $ in thousands)

	Three Months Ended June 30,				Six Months Ended June 30,
	2013	2012		% change	2013		2012		% change
Same-store office statistics
Number of properties	13	13			13		13
Rentable square feet	3,197,547	3,197,547			3,197,547		3,197,547
Ending % leased	95.3%	93.9%		1.5%	95.3%		93.9%		1.5%
Ending % occupied	92.4%	91.2%		1.3%	92.4%		91.2%		1.3%
Quarterly average % occupied	92.0%	91.4%		0.7%	90.1%		91.5%		(1.5)%

Same-store media statistics
Number of properties	2	2			2		2
Rentable square feet	874,562	874,562			874,562		874,562
TTM average % occupied	73.3%	69.8%		5.0%	73.3%		69.8%		5.0%
Quarterly average % occupied	67.5%	71.9%		(6.1)%	69.5%		70.9%		(2.0)%

Same-store net operating income — GAAP basis
Total office revenues	$29,606	$28,281		4.7%	$57,557	(3)	$56,465		1.9%
Total media revenues	9,427	9,981		(5.6)%	20,106		18,345		9.6%
Total revenues	39,033	38,262		2.0%	77,663		74,810		3.8%

Total office expense	11,832	11,885	(2)	(0.4)%	22,465		22,604	(2)	(0.6)%
Total media expense	6,104	6,289		(2.9)%	12,302	(4)	11,059		11.2%
Total property expense	17,936	18,174		(1.3)%	34,767		33,663		3.3%

Same-store office net operating income — GAAP basis	17,774	16,396		8.4%	35,092		33,861		3.6%
Same-store media net operating income — GAAP basis	3,323	3,692		(10.0)%	7,804		7,286		7.1%
Same-store total property net operating income — GAAP basis	$21,097	$20,088		5.0%	$42,896		$41,147		4.3%

Same-store net operating income — Cash basis
Total office revenues	$26,813	$26,773		0.1%	$53,690	(3)	$53,068		1.2%
Total media revenues	9,425	9,976		(5.5)%	20,102		18,334		9.6%
Total revenues	36,238	36,749		(1.4)%	73,792		71,402		3.3%

Total office expense	11,770	11,823		(0.4)%	22,341		22,480		(0.6)%
Total media expense	6,104	6,289		(2.9)%	12,302	(4)	11,059		11.2%
Total property expense	17,874	18,112		(1.3)%	34,643		33,539		3.3%

Same-store office net operating income — Cash basis	15,043	14,950		0.6%	31,349		30,588		2.5%
Same-store media net operating income — Cash basis	3,321	3,687		(9.9)%	7,800		7,275		7.2%
Same-store total property net operating income — Cash basis	$18,364	$18,637		(1.5)%	$39,149		$37,863		3.4%
______________________________

(1)	“Same store” defined as all of the properties owned and included in our stabilized portfolio as of January 1, 2012 and still owned and included in the stabilized portfolio as of June 30, 2013.

(2)	Amount excludes a one-time $918 tax charge disclosed in the Q2-2012 earnings release.

(3)	Amount excludes a one-time $1,082 early lease termination fee income disclosed in the Q1-2013 earnings release.

(4)	Amount excludes a one-time $797 property tax savings disclosed in the Q1-2013 earnings release.

Hudson Pacific Properties, Inc.
Second Quarter 2013 Supplemental Operating and Financial Data

RECONCILIATION OF SAME-STORE PROPERTY NET OPERATING INCOME TO GAAP NET INCOME (LOSS)
(unaudited, $ in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012

Reconciliation to net income
Same-store office revenues — Cash basis	$26,813	$26,773	$53,690	$53,068
GAAP adjustments to office revenues — Cash basis	2,793	1,508	3,868	3,397
Early lease termination fee adjustment to office revenues	—	—	1,082	—
Same-store office revenues — GAAP basis	29,606	28,281	58,640	56,465

Same-store media revenues — Cash basis	9,425	9,976	20,102	18,334
GAAP adjustments to media revenues — Cash basis	2	5	4	11
Same-store media revenues — GAAP basis	9,427	9,981	20,106	18,345

Same-store property revenues — GAAP basis	$39,033	$38,262	$78,746	$74,810

Same-store office expenses — Cash basis	$11,770	$11,823	$22,341	$22,480
GAAP adjustments to office expenses — Cash basis	62	62	124	124
One-time expense adjustments per definition	—	918	—	918
Same-store office expenses — GAAP basis	11,832	12,803	22,465	23,522

Same-store media expenses — Cash basis	6,104	6,289	12,302	11,059
GAAP adjustments to media expenses — Cash basis	—	—	—	—
Property tax savings adjustment to media expenses	—	—	(797)	—
Same-store media expenses — GAAP basis	6,104	6,289	11,505	11,059

Same-store property expenses — GAAP basis	$17,936	$19,092	$33,970	$34,581

Same-store net operating income — GAAP basis	$21,097	$19,170	$44,776	$40,229
Non-Same Store GAAP net operating income	5,785	578	10,595	804
General and administrative	(5,186)	(4,151)	(10,175)	(8,665)
Depreciation and amortization	(14,382)	(13,192)	(32,813)	(24,806)
Income from operations	7,314	2,405	12,383	7,562
Interest expense	(5,762)	(4,575)	(11,354)	(9,466)
Interest income	90	2	240	7
Acquisition-related expenses	(509)	(299)	(509)	(360)
Other expenses (income)	(9)	(46)	(54)	(90)
Impairment loss from discontinued operations	(5,435)	—	(5,435)	—
Income from discontinued operations	883	284	1,618	586
Net income	$(3,428)	$(2,229)	$(3,111)	$(1,761)

Hudson Pacific Properties, Inc.
Second Quarter 2013 Supplemental Operating and Financial Data

STABILIZED OFFICE PORTFOLIO SUMMARY, OCCUPANCY, AND IN-PLACE RENTS(1)

		Percent of Total	Percent Occupied(3)	Percent Leased(3)	Annualized Base Rent(4)	Annualized Base Rent Per Square Foot(4)	Monthly Rent Per Square Foot
County	Square Feet(2)
San Francisco
Rincon Center	580,850	14.9%	80.1%	86.4%	$17,607,309	$37.86	$3.16
1455 Market Street	1,012,012	26.0%	93.1%	97.0%	18,558,848	19.69	1.64
875 Howard Street	286,270	7.4%	99.4%	99.4%	7,072,235	24.86	2.07
222 Kearny Street	148,797	3.8%	91.2%	91.2%	4,873,468	35.91	2.99
625 Second Street	136,906	3.5%	100.0%	100.0%	5,584,153	40.79	3.40
275 Brannan Street	54,673	1.4%	100.0%	100.0%	2,897,669	53.00	4.42
Subtotal	2,219,508	57.1%	91.0%	94.4%	$56,593,682	$28.03	$2.34

Los Angeles
First Financial	222,423	5.7%	98.5%	98.5%	$7,489,555	$34.19	$2.85
Technicolor Building	114,958	3.0%	100.0%	100.0%	4,549,302	39.57	3.30
Del Amo Office Building	113,000	2.9%	100.0%	100.0%	3,069,070	27.16	2.26
9300 Wilshire	61,224	1.6%	95.9%	95.9%	2,368,762	40.35	3.36
10950 Washington	159,024	4.1%	100.0%	100.0%	4,972,226	31.27	2.61
604 Arizona	44,260	1.1%	100.0%	100.0%	1,779,252	40.20	3.35
6922 Hollywood	205,523	5.3%	92.2%	92.2%	7,887,861	41.63	3.47
10900 Washington	9,919	0.3%	100.0%	100.0%	331,017	33.37	2.78
Pinnacle I	393,777	10.1%	91.7%	91.7%	14,921,671	41.31	3.44
Pinnacle II	231,314	6.0%	99.4%	99.4%	8,637,927	37.56	3.13
Subtotal	1,555,422	40.0%	96.4%	96.4%	$56,006,643	$37.35	$3.11

San Diego
Tierrasanta	112,300	2.9%	81.1%	95.4%	$1,369,327	$15.03	$1.25
Subtotal	112,300	2.9%	81.1%	95.4%	$1,369,327	$15.03	$1.25

TOTAL	3,887,230	100.0%	92.9%	95.2%	$113,969,652	$31.57	$2.63
_____________________________

(1)
Our stabilized portfolio excludes undeveloped land, development and redevelopment properties currently under construction or committed for construction, “lease-up” properties and properties “held for sale”. As of June 30, 2013, we had no office development property under construction, two office redevelopment properties (Element LA and 3401 Exposition) under construction, one lease-up property (901 Market Street) and one property held for sale (City Plaza). We define “lease-up” properties as properties we recently purchased, developed, or redeveloped that have not yet reached 92% occupancy and are within one year following purchase and cessation of major construction activities, as applicable.

(2)
Square footage for office properties has been determined by management based upon estimated leasable square feet, which may be less or more than the Building Owners and Managers Association, or BOMA, rentable area. Square footage may change over time due to remeasurement or releasing.

(3)
Percent occupied for office properties is calculated as (i) square footage under commenced leases as of June 30, 2013, divided by (ii) total square feet, expressed as a percentage. Percent leased for office properties includes uncommenced leases.

(4)
Rent data for our office properties is presented on an annualized basis. Annualized base rent for office properties is calculated by multiplying (i) base rental payments (defined as cash base rents (before abatements)) under commenced leases as of June 30, 2013, by (ii) 12. Annualized base rent per square foot for the office properties is calculated as (i) annualized base rent divided by (ii) square footage under commenced leases as of June 30, 2013. Annualized base rent does not reflect tenant reimbursements.

Hudson Pacific Properties, Inc.
Second Quarter 2013 Supplemental Operating and Financial Data

DEVELOPMENT, REDEVELOPMENT, LEASE-UP PROPERTIES, AND PROPERTIES HELD-FOR-SALE(1)

						Annualized Base Rent Per Square Foot(4)	Monthly Rent Per Square Foot
		Percent of Total	Percent Occupied(3)	Percent Leased(3)	Annualized Base Rent(4)
County	Square Feet(2)
San Francisco
901 Market Street	212,319	24.9%	54.4%	75.8%	$3,430,313	$29.70	$2.48
Subtotal	212,319	24.9%	54.4%	75.8%	$3,430,313	$29.70	$2.48

Los Angeles
Element LA (Olympic Bundy)	241,427	28.3%	—%	—%	$—	$—	$—
3401 Exposition	65,000	7.6%	—%	—%	—	—	—
Subtotal	306,427	35.9%	—%	—%	$—	$—	$—

Orange
City Plaza	333,922	39.2%	85.9%	91.6%	$6,779,584	$23.63	$1.97
Subtotal	333,922	39.2%	85.9%	91.6%	$6,779,584	$23.63	$1.97

TOTAL	852,668	100.0%	47.2%	54.8%	$10,209,897	$25.37	$2.11

LAND PROPERTIES

County	Square Feet(5)	Percent of Total
Los Angeles
Sunset Bronson—Lot A	273,913	14.1%
Sunset Bronson—Redevelopment	389,740	20.0%
Sunset Gower— Redevelopment	423,396	21.7%
Olympic Bundy	500,000	25.7%
Subtotal	1,587,049	81.5%

Orange
City Plaza	360,000	18.5%
Subtotal	360,000	18.5%

TOTAL	1,947,049	100.0%
______________________________

(1)
Excludes stabilized properties. As of June 30, 2013, we had no office development property under construction, two office redevelopment properties (Element LA and 3401 Exposition) under construction, one lease-up property (901 Market Street), and one property held for sale (City Plaza). We define “lease-up” properties as properties we recently purchased, developed, or redeveloped that have not yet reached 92% occupancy and are within one year following purchase and cessation of major construction activities, as applicable.

(2)
Square footage for office properties has been determined by management based upon estimated leasable square feet, which may be less or more than the Building Owners and Managers Association, or BOMA, rentable area. Square footage may change over time due to remeasurement or releasing.

(3)
Percent occupied for office properties is calculated as (i) square footage under commenced leases as of June 30, 2013, divided by (ii) total square feet, expressed as a percentage. Percent leased for office properties includes uncommenced leases.

(4)
Rent data for our office properties is presented on an annualized basis. Annualized base rent for office properties is calculated by multiplying (i) base rental payments (defined as cash base rents (before abatements)) under commenced leases as of June 30, 2013, by (ii) 12. Annualized base rent per square foot for the office properties is calculated as (i) annualized base rent divided by (ii) square footage under commenced lease as of June 30, 2013. Annualized base rent does not reflect tenant reimbursements.

(5)	Square footage for land assets represents management’s estimate of developable square feet, the majority of which remains subject to entitlement approvals that have not yet been obtained.

Hudson Pacific Properties, Inc.
Second Quarter 2013 Supplemental Operating and Financial Data

MEDIA & ENTERTAINMENT PORTFOLIO SUMMARY, OCCUPANCY, AND IN-PLACE RENTS

Property	Square Feet(1)	Percent of Total	Percent Leased(2)	Annual Base Rent(3)	Annual Base Rent Per Leased Square Foot(4)

Sunset Gower	569,137	64.5%	70.8%	$12,742,412	$31.62

Sunset Bronson	313,723	35.5%	77.3%	9,456,187	39.02

	882,860	100.0%	73.1%	$22,198,599	$34.40

______________________________

(1)
Square footage for media and entertainment properties has been determined by management based upon estimated gross square feet which, may be less or more than the Building Owners and Managers Association, or BOMA, rentable area. Square footage may change over time due to remeasurement or releasing. On September 21, 2012 we acquired 5,921 square feet of office property located at 1455 Gordon, adjacent to our Sunset Gower property. That acquisition is reflected in the square footage for Sunset Gower as of September 21, 2012 on a weighted average basis. As of June 30, 2013, the square footage for Sunset Gower and Sunset Bronson totaled 884,196 square feet, including that acquisition. Since the percent occupied is determined on a weighted average basis for the 12 months ended June 30, 2013, the square footage for 1455 Gordon is also included in the square footage for the media and entertainment properties on a weighted average basis.

(2)	Percent leased for media and entertainment properties is the average percent leased for the 12 months ended June 30, 2013.

(3)	Annual base rent for media and entertainment properties reflects actual base rent for the 12 months ended June 30, 2013, excluding tenant reimbursements.

(4)	Annual base rent per leased square foot for the media and entertainment properties is calculated as (i) annual base rent divided by (ii) square footage under lease as of June 30, 2013.

Hudson Pacific Properties, Inc.
Second Quarter 2013 Supplemental Operating and Financial Data

TEN LARGEST OFFICE TENANTS

Tenant	Number of Leases	Number of Properties	Lease Expiration	Total Leased Square Feet	Percent of Rentable Square Feet	Annualized Base Rent(1)	Percent of Annualized Base Rent
Warner Bros. Entertainment	1	1	12/31/2019	230,000	4.9%	$8,637,927	7.0%
Warner Music Group	1	1	12/31/2019	195,166	4.1%	7,959,209	6.4%
Bank of America(2)	1	1	Various	594,101	12.5%	7,411,975	6.0%
Square Inc.(2)	1	1	9/27/2023	202,606	4.3%	6,322,405	5.1%
AIG	1	1	7/31/2017	142,655	3.0%	6,134,165	4.9%
AT&T(3)	1	1	8/31/2013	155,964	3.3%	5,850,333	4.7%
Fox Interactive Media, Inc.	1	1	3/31/2017	104,897	2.2%	4,559,683	3.7%
Technicolor Creative Services USA, Inc.	1	1	5/31/2020	114,958	2.4%	4,549,302	3.7%
GSA(4)	3	2	Various	139,400	2.9%	4,535,117	3.7%
Clear Channel	1	1	9/30/2016	107,715	2.3%	4,481,830	3.6%
Total	12	11		1,987,462	41.9%	$60,441,946	48.8%

______________________________

(1)
Annualized base rent is calculated by multiplying (i) base rental payments (defined as cash base rents (before abatements)) under commenced leases as of June 30, 2013, by (ii) 12. Annualized base rent does not reflect tenant reimbursements.

(2)
We have completed leases at our 1455 Market property with Square Inc. for 332,492 square feet and Uber Technologies, Inc. for 89,748 square feet which backfills certain space currently leased to Bank of America. The following summarizes Bank of America’s early termination rights by square footage as of June 30, 2013, subject to the pending lease commencements with Square Inc. and Uber Technologies, Inc.: (1) 91,868 square feet at September 15, 2013, 88,134 square feet of which is scheduled to be delivered to Uber Technologies, Inc. in September, 2013 for lease commencement in February, 2014; (2) 152,373 square feet at December 31, 2013, 129,886 square feet of which is scheduled to be delivered to Square Inc. in January, 2014 for lease commencement in January, 2014; (3) 212,854 square feet at December 31, 2015; and (4) 137,006 square feet at December 31, 2017. In sum, the lease with Square Inc. backfills a combined 129,886 square feet and the lease with Uber Technologies, Inc. backfills 88,134 square feet of the 594,101 square feet leased to Bank of America as of June 30, 2013.

(3)
We have completed leases at our Rincon Center property with salesforce.com for 235,733 square feet which backfills 148,375 square feet currently leased to AT&T. The following summarizes the scheduled commencement by square footage of the lease with salesforce.com as of June 30, 2013: (1) 93,028 square feet commencing on November 1, 2013, 71,931 square feet of which backfills space currently occupied by AT&T; (2) 59,689 square feet commencing May 1, 2014, 37,230 square feet of which backfills space currently occupied by AT&T; (3) 76,004 square feet commencing August 1, 2014, 39,214 square feet of which backfills space currently occupied by AT&T and 31,205 square feet currently occupied to other tenants; (4) 2,868 square feet commencing August 1, 2015, 2,851 square feet of which backfills space currently occupied by other tenants; and (5) 4,144 square feet commencing May 1, 2017, all of which backfills space currently occupied by other tenants. In addition to the 186,575 square feet under the lease with salesforce.com which backfills space under the lease with AT&T and other tenants, the lease with salesforce.com also includes 13,021 square feet of additional square footage due to BOMA adjustments and 36,137 square feet of net absorption, scheduled for commencement, as follows: 18,062 square feet in November, 2013; and 18,075 square feet in May, 2014.

(4)
GSA expirations by property and square footage: (1) 89,995 square feet at 1455 Market Street expiring on February 19, 2017; (2) 5,906 square feet at 901 Market Street expiring on April 30, 2017; and (3) 43,499 square feet at 901 Market Street expiring on July 31, 2021.

Hudson Pacific Properties, Inc.
Second Quarter 2013 Supplemental Operating and Financial Data

OFFICE PORTFOLIO LEASING ACTIVITY

Total Gross Leasing Activity
Rentable square feet	276,897
Number of leases	15

Gross New Leasing Activity
Rentable square feet	137,985
New cash rate	$37.77
Number of leases	7

Gross Renewal Leasing Activity
Rentable square feet	138,912
Renewal cash rate	$39.37
Number of leases	8

Net Absorption
Leased rentable square feet	66,304

Cash Rent Growth(1)
Expiring Rate	$27.13
New/Renewal Rate	$39.27
Change	44.8%

Straight-Line Rent Growth(2)
Expiring Rate	$25.59
New/Renewal Rate	$41.80
Change	63.3%

Weighted Average Lease Terms
New (in months)	97
Renewal (in months)	28

Tenant Improvements and Leasing Commissions(3)	Total Lease Transaction Costs Per Square Foot	Annual Lease Transaction Costs Per Square Foot
New leases	$56.57	$7.00
Renewal leases	$4.96	$2.13
Blended	$30.68	$5.90
______________________________

(1)
Represents a comparison between initial stabilized cash rents on new and renewal leases as compared to the expiring cash rents in the same space. New leases are only included if the same space was leased within the previous 12 months.

(2)
Represents a comparison between initial straight-line rents on new and renewal leases as compared to the straight-line rents on expiring leases in the same space. New leases are only included if the same space was leased within the previous 12 months.

(3)	Represents per square foot weighted average lease transaction costs based on the lease executed in the current quarter in our properties.

Hudson Pacific Properties, Inc.
Second Quarter 2013 Supplemental Operating and Financial Data

OFFICE PORTFOLIO LEASING ACTIVITY DETAIL

Fourth Quarter 2012 — Leasing Activity Detail
	New/Renewal Lease Terms									Expiring Lease Terms
Building	SF	Estimated Lease Start Date(1)	Free Rent Period(2)	Estimated Rent Start Date(1)	Starting Base Rents(3)	New Lease Recovery Structure(4)	Term In Months	Estimated Lease Expiration Date(1)	TI + LC	Square Footage Subject to Backfill	Expiring Base Rents(5)	Estimated Expiring Lease Expiration Date(1)	Expiring Lease Recovery Structure(4)
New Leases
901 Market	17,521	12/22/2012	2	2/22/2013	$48.50	MG1	72	12/31/2018	$72.50	N/A	N/A	N/A	N/A
275 Brannan	54,673	4/1/2013	1	5/1/2013	$53.00	MG1	85	4/30/2020	$69.25	N/A	N/A	N/A	N/A
1455 Market	132,960	3/1/2013	7	10/1/2013	$30.00	MG2	127	9/30/2023	$79.00	125,051	$10.80	12/15/2012	NNN
1455 Market	48,845	3/1/2013	7	10/1/2013	$35.00	MG2	127	9/30/2023	$79.00	25,474	$12.36	10/31/2012	NNN
1455 Market	15,741	4/1/2013	7	11/1/2013	$30.00	MG2	126	9/30/2023	$79.00	17,627	$10.61	3/31/2013	NNN
1455 Market	48,532	1/2/2014	7	8/2/2014	$30.00	MG2	117	9/30/2023	$79.00	48,532	$21.22	12/31/2013	NNN
Rincon Center	93,028	11/1/2013	9	8/1/2014	$44.00	MG3	180	10/31/2028	$83.56	71,931	$38.50	8/31/2013	FSG
Rincon Center	59,689	5/1/2014	9	2/1/2015	$45.00	MG3	156	4/30/2027	$83.56	37,230	$38.50	8/31/2013	FSG
Rincon Center	76,004	8/1/2014	9	5/1/2015	$46.00	MG3	132	7/31/2025	$83.56	70,419	$35.68(6)	12/11/2013(6)	FSG
Rincon Center	2,868	8/1/2015	9	5/1/2016	$47.00	MG3	120	7/31/2025	$83.56	2,851	$50.15	7/14/2015	FSG
Rincon Center	4,144	5/1/2017	9	2/1/2018	$48.00	MG3	99	7/31/2025	$83.56	4,144	$37.15	4/14/2017	FSG
875 Howard	33,252	12/1/2012	0	12/1/2012	$33.22	MG1	79	6/30/2019	$0.00	33,252	$40.00	11/30/2012	FSG
City Plaza	856	12/16/2012	0	12/15/2012	$22.20	FSG	12.5	12/31/2013	$5.89	856	$24.84	12/14/2012	FSG
6922 Hollywood	746	2/1/2013	0	2/1/2013	$133.92	NNN	120	1/31/2023	$0.00	N/A	N/A	N/A	N/A
First Financial	3,036	12/16/2012	2	12/16/2012	$31.80	FSG	63	3/31/2018	$23.41	N/A	N/A	N/A	N/A
Rincon Center	2,130	1/1/2013	0	1/1/2013	$22.00	FSG	24	12/31/2014	$2.25	N/A	N/A	N/A	N/A
222 Kearny	1,309	1/15/2013	1	1/15/2013	$58.00	NNN	120	1/31/2023	$48.90	N/A	N/A	N/A	N/A
Renewal Leases
City Plaza	2,557	12/16/2012	0	12/16/2012	$22.20	FSG	12	12/31/2013	$0.62	N/A	N/A	N/A	N/A
City Plaza	1,273	3/1/2013	1	4/1/2013	$23.40	FSG	36	2/29/2016	$2.80	1,273	$24.00	2/28/2013	FSG
875 Howard	95,058	1/1/2014	0	1/1/2014	$6.54	NNN	60	12/31/2018	$0.00	95,058	$6.46	12/31/2013	FSG
9300 Wilshire	1,087	1/1/2013	0	1/1/2013	$37.08	FSG	1	1/31/2013	$0.37	1,087	$37.08	12/31/2012	FSG
1455 Market	100	11/1/2012	0	11/1/2012	$72.03	FSG	60	10/31/2017	$0.00	100	$69.93	10/31/2012	FSG
10900 Washington	9,919	11/1/2012	0	11/1/2012	$33.37	FSG	29	3/31/2015	$26.22	9,919	$0.00	10/31/2012	FSG
______________________________

(1)	Represents management’s estimate for each date based on lease terms and estimates for decommissioning space and constructing tenant improvements, as applicable.

(2)	Free Rent is defined as the number of partial or full months tenant is not obligated to pay base rent payments. Free Rent can be applied (i) over the term of the lease, or (ii) at lease commencement.

(3)
For commenced leases, calculated by dividing (i) the product of (a) base rental payments (defined as cash base rents (before abatements)) as of December 31, 2012, and (b) 12, by (ii) the leased square footage. For uncommenced leases, calculated by dividing (i) the product of (a) base rental payments (defined as cash base rents (before abatements)) as of the lease commencement date, and (b) 12, by (ii) the leased square footage. Base rents do not include tenant reimbursements.

(4)
Recovery structure refers to the method of recovering property operating expenses under each of the referenced leases, as follows: (a) “NNN” refers to the tenant’s obligation to bear its ratable share of all property operating expenses based on the relative square footage of the lease; (b) “FSG” refers to the tenant’s obligation to bear its ratable share of increases in all property operating expenses above the amount of property operating expenses in the tenants respective base year; (c) “MG1” refers to the tenant’s obligation to bear its ratable share of increases in all property operating expenses above the amount of property operating expenses in the tenants respective base year, with the exception of those operating expenses for janitorial and utilities which are borne by the tenant on a direct basis; (d) “MG2” refers to the tenant’s obligation to bear its ratable share of increases in all property operating expenses above the amount of property operating expenses in the tenants respective base year, with the exception of those operating expenses for janitorial and electricity that are borne by the tenant on a direct basis; and (e) “MG3” refers to the tenant’s obligation to bear its ratable share of increases in all property operating expenses above the amount of property operating expenses in the tenants respective base year, with the exception of those operating expenses for electricity that are borne by the tenant on a direct basis.

(5)	Calculated by dividing the (i) product of (a) base rental payments (defined as cash base rents (before abatements)) for the month of the expiration date, and (b) 12, by (ii) the leased square footage.

(6)	Based on the weighted average base rents and expiration dates of multiple expiring leases.

Hudson Pacific Properties, Inc.
Second Quarter 2013 Supplemental Operating and Financial Data

OFFICE PORTFOLIO LEASING ACTIVITY DETAIL — CONTINUED

First Quarter 2013 — Leasing Activity Detail
	New/Renewal Lease Terms									Expiring Lease Terms
Building	SF	Estimated Lease Start Date(1)	Free Rent Period(2)	Estimated Rent Start Date(1)	Starting Base Rents(3)	New Lease Recovery Structure(4)	Term In Months	Estimated Lease Expiration Date(1)	TI + LC	Square Footage Subject to Backfill	Expiring Base Rents(5)	Estimated Expiring Lease Expiration Date(1)	Expiring Lease Recovery Structure(4)
New Leases
901 Market	45,496	2/15/2014	0	2/15/2014	$61.54	NNN	120	1/31/2024	$23.08	N/A	N/A	N/A	N/A
1455 Market	81,354	1/1/2014	7	8/1/2014	$30.00	MG2	117	9/30/2023	$79.00	84,802	$21.22	12/31/2013	NNN
1455 Market	5,060	4/1/2013	7	11/1/2013	$30.00	MG2	126	9/30/2023	$79.00	5,060	$10.61	3/31/2013	NNN
City Plaza	38,391	6/1/2013	5	11/1/2013	$23.52	FSG	76.5	10/15/2019	$43.06	38,391	$21.60	5/31/2013	FSG
Tierrasanta	8,987	7/1/2013	5	7/1/2013	$10.56	NNN	65	11/30/2018	$20.03	N/A	N/A	N/A	N/A
City Plaza	1,472	2/1/2013	1	2/1/2013	$22.80	FSG	24	1/31/2015	$2.66	N/A	N/A	N/A	N/A
9300 Wilshire	2,053	6/1/2013	4	6/1/2013	$37.20	FSG	72	5/31/2019	$17.07	N/A	N/A	N/A	N/A
9300 Wilshire	3,894	6/1/2013	5	6/1/2013	$36.00	FSG	72	5/31/2019	$47.80	N/A	N/A	N/A	N/A
Rincon Center	3,601	4/1/2013	0	4/1/2013	$25.00	FSG	14	5/31/2014	$16.75	N/A	N/A	N/A	N/A
Rincon Center	5,148	5/1/2013	2	7/1/2013	$42.50	FSG	60	4/30/2018	$75.34	N/A	N/A	N/A	N/A
Renewal Leases
9300 Wilshire	432	4/1/2013	4	4/1/2013	$36.00	FSG	60	3/31/2018	$3.58	432	$36.11	3/31/2013	FSG
9300 Wilshire	1,087	2/1/2013	0	2/1/2013	$37.08	FSG	6	7/31/2013	$0.00	1,087	$37.08	1/31/2013	FSG
9300 Wilshire	2,821	2/1/2013	4	2/1/2013	$37.20	FSG	72	1/31/2019	$3.79	2,712	$56.16	1/31/2013	FSG
First Financial	3,595	6/1/2013	6	12/1/2013	$31.20	FSG	66	11/30/2018	$12.11	3,595	$42.69	5/31/2013	FSG
222 Kearny	5,306	6/1/2013	0	6/1/2013	$41.00	FSG	8	1/31/2014	$0.00	5,171	$45.00	5/31/2013	FSG
First Financial	2,043	8/1/2013	5	9/1/2013	$31.80	FSG	65	12/31/2018	$3.25	1,998	$42.24	7/31/2013	FSG
First Financial	1,438	7/1/2013	0	7/1/2013	$32.40	FSG	12	6/30/2014	$1.94	1,438	$31.20	6/30/2013	FSG

______________________________

(1)	Represents management’s estimate for each date based on lease terms and estimates for decommissioning space and constructing tenant improvements, as applicable.

(2)	Free Rent is defined as the number of partial or full months tenant is not obligated to pay base rent payments. Free Rent can be applied (i) over the term of the lease, or (ii) at lease commencement.

(3)
For commenced leases, calculated by dividing (i) the product of (a) base rental payments (defined as cash base rents (before abatements)) as of March 31, 2013, and (b) 12, by (ii) the leased square footage. For uncommenced leases, calculated by dividing (i) the product of (a) base rental payments (defined as cash base rents (before abatements)) as of the lease commencement date, and (b) 12, by (ii) the leased square footage. Base rents do not include tenant reimbursements.

(4)
Recovery structure refers to the method of recovering property operating expenses under each of the referenced leases, as follows: (a) “NNN” refers to the tenant’s obligation to bear its ratable share of all property operating expenses based on the relative square footage of the lease; (b) “FSG” refers to the tenant’s obligation to bear its ratable share of increases in all property operating expenses above the amount of property operating expenses in the tenants respective base year; (c) “MG1” refers to the tenant’s obligation to bear its ratable share of increases in all property operating expenses above the amount of property operating expenses in the tenants respective base year, with the exception of those operating expenses for janitorial and utilities which are borne by the tenant on a direct basis; (d) “MG2” refers to the tenant’s obligation to bear its ratable share of increases in all property operating expenses above the amount of property operating expenses in the tenants respective base year, with the exception of those operating expenses for janitorial and electricity that are borne by the tenant on a direct basis; and (e) “MG3” refers to the tenant’s obligation to bear its ratable share of increases in all property operating expenses above the amount of property operating expenses in the tenants respective base year, with the exception of those operating expenses for electricity that are borne by the tenant on a direct basis.

(5)	Calculated by dividing the (i) product of (a) base rental payments (defined as cash base rents (before abatements)) for the month of the expiration date, and (b) 12, by (ii) the leased square footage.

Hudson Pacific Properties, Inc.
Second Quarter 2013 Supplemental Operating and Financial Data

OFFICE PORTFOLIO LEASING ACTIVITY DETAIL — CONTINUED

Second Quarter 2013 — Leasing Activity Detail
	New/Renewal Lease Terms									Expiring Lease Terms
Building	SF	Estimated Lease Start Date(1)	Free Rent Period(2)	Estimated Rent Start Date(1)	Starting Base Rents(3)	New Lease Recovery Structure(4)	Term In Months	Estimated Lease Expiration Date(1)	TI + LC	Square Footage Subject to Backfill	Expiring Base Rents(5)	Estimated Expiring Lease Expiration Date(1)	Expiring Lease Recovery Structure(4)
New Leases
Tierrasanta	7,027	7/1/2013	5	7/1/2013	$11.16	NNN	77	11/30/2019	$30.66	N/A	N/A	N/A	N/A
9300 Wilshire	1,216	5/13/2013	0	5/13/2013	$39.60	FSG	12.5	5/31/2014	$2.48	N/A	N/A	N/A	N/A
10950 Washington	20,047	7/1/2013	1	8/1/2013	$37.20	MG2	48	6/30/2017	$24.13	20,047	$28.20	6/30/2013	MG1
10950 Washington	2,174	8/1/2013	1	9/1/2013	$37.20	MG2	47	6/30/2017	$24.13	2,174	$27.36	7/31/2013	MG2
1455 Market	88,134	2/1/2014	2	2/1/2014	$39.00	MG2	120	1/31/2024	$74.15	91,868	$10.61	9/15/2013	NNN
1455 Market	1,614	2/1/2014	0	2/1/2014	$25.00	MG1	120	1/31/2024	$44.00	N/A	N/A	N/A	N/A
Rincon	5,633	7/1/2013	0	7/1/2013	$44.00	FSG	83	5/31/2020	$29.10	N/A	N/A	N/A	N/A
625 Second	6,834	6/17/2013	2	8/17/2013	$43.00	MG1	36	6/30/2016	$25.75	6,834	$27.00	6/16/2013	MG1
222 Kearny	5,306	2/1/2014	0	2/1/2014	$45.00	FSG	52	5/31/2018	$19.75	5,306	$41.00	1/31/2014	FSG
Renewal Leases
Pinnacle I	9,005	11/1/2013	0	11/1/2013	$45.00	FSG	12	10/31/2014	$2.70	9,005	$46.35	10/31/2013	FSG
City Plaza	831	10/1/2013	0	10/1/2013	$24.00	FSG	36	9/30/2016	$1.48	831	$25.80	9/30/2013	FSG
9300 Wilshire	1,087	8/1/2013	0	8/1/2013	$38.19	FSG	6	1/31/2014	$0.00	1,087	$37.08	7/31/2013	FSG
10950 Washington	105,166	4/1/2015	0	4/1/2015	$38.28	MG2	27	6/30/2017	$4.51	105,166	$34.96(6)	3/31/2015	MG2
10900 Washington	9,919	4/1/2015	0	4/1/2015	$38.28	MG2	27	6/30/2017	$4.51	9,919	$35.53	3/31/2015	NNN
Rincon	896	5/1/2013	3	5/1/2013	$33.00	FSG	60	4/30/2018	$4.17	896	$28.97	4/30/2013	FSG
222 Kearny	3,722	8/1/2013	0	8/1/2013	$52.27	FSG	24	7/31/2015	$2.61	3,722	$50.75	7/31/2013	FSG
222 Kearny	8,286	10/1/2013	0	10/1/2013	$45.00	FSG	60	9/30/2018	$3.75	8,050	$49.00	9/30/2013	FSG

______________________________

(1)	Represents management’s estimate for each date based on lease terms and estimates for decommissioning space and constructing tenant improvements, as applicable.

(2)	Free Rent is defined as the number of partial or full months tenant is not obligated to pay base rent payments. Free Rent can be applied (i) over the term of the lease, or (ii) at lease commencement.

(3)
For commenced leases, calculated by dividing (i) the product of (a) base rental payments (defined as cash base rents (before abatements)) as of June 30, 2013, and (b) 12, by (ii) the leased square footage. For uncommenced leases, calculated by dividing (i) the product of (a) base rental payments (defined as cash base rents (before abatements)) as of the lease commencement date, and (b) 12, by (ii) the leased square footage. Base rents do not include tenant reimbursements.

(4)
Recovery structure refers to the method of recovering property operating expenses under each of the referenced leases, as follows: (a) “NNN” refers to the tenant’s obligation to bear its ratable share of all property operating expenses based on the relative square footage of the lease; (b) “FSG” refers to the tenant’s obligation to bear its ratable share of increases in all property operating expenses above the amount of property operating expenses in the tenants respective base year; (c) “MG1” refers to the tenant’s obligation to bear its ratable share of increases in all property operating expenses above the amount of property operating expenses in the tenants respective base year, with the exception of those operating expenses for janitorial and utilities which are borne by the tenant on a direct basis; (d) “MG2” refers to the tenant’s obligation to bear its ratable share of increases in all property operating expenses above the amount of property operating expenses in the tenants respective base year, with the exception of those operating expenses for janitorial and electricity that are borne by the tenant on a direct basis; and (e) “MG3” refers to the tenant’s obligation to bear its ratable share of increases in all property operating expenses above the amount of property operating expenses in the tenants respective base year, with the exception of those operating expenses for electricity that are borne by the tenant on a direct basis.

(5)	Calculated by dividing the (i) product of (a) base rental payments (defined as cash base rents (before abatements)) for the month of the expiration date, and (b) 12, by (ii) the leased square footage.

(6)	Based on the weighted average base rents and expiration dates of multiple expiring leases.

Hudson Pacific Properties, Inc.
Second Quarter 2013 Supplemental Operating and Financial Data

OFFICE LEASE EXPIRATIONS — ANNUAL

Year of Lease Expiration	Square Footage of Expiring Leases(1)	Percent of Office Portfolio Square Feet	Annualized Base Rent(2)	Percentage of Office Portfolio Annualized Base Rent	Annualized Base Rent Per Square Foot(3)	Annualized Base Rent Per Square Foot at Expiration(4)
Available	571,335	12.1%	$—	—	$—	$—
2013	529,513	11.2%	13,639,712	10.5%	25.76	25.75
2014	167,180	3.5%	5,786,949	4.4%	34.62	34.94
2015	286,551	6.0%	4,689,222	3.6%	16.36	17.34
2016	346,064	7.3%	11,799,141	9.0%	34.10	36.30
2017	795,059	16.8%	25,890,219	19.8%	32.56	34.54
2018	295,407	6.2%	7,795,274	6.0%	26.39	29.56
2019	869,324	18.3%	29,835,138	22.9%	34.32	39.24
2020	317,848	6.7%	12,612,408	9.7%	39.68	48.29
2021	43,499	0.9%	1,071,673	0.8%	24.64	28.45
2022	9,359	0.2%	378,679	0.3%	40.46	52.49
Thereafter	329,249	7.0%	10,681,136	8.2%	32.44	43.49
Building management use	23,331	0.5%	—	—	—	—
Signed leases not commenced(5)	156,179	3.3%	6,244,602	4.8%	39.98	47.72
Total/Weighted Average	4,739,898	100.0%	$130,424,153	100.0%	$31.29	$35.06

______________________________

(1)
Please see footnote (2) on page 16 of this Supplemental Operating and Financial Data report for an explanation of the re-leasing status of 244,241 square feet currently leased to Bank of America scheduled to expire in 2013 at our 1455 Market property, and footnote (3) on page 16 of this Supplemental Operating and Financial Data report for an explanation of the re-leasing status of 155,964 square feet currently leased to AT&T scheduled to expire in 2013 at our Rincon Center property.

(2)
Rent data for our office properties is presented on an annualized basis without regard to cancellation options (with the exception of the Bank of America lease at our 1455 Market property which is assumed to exercise all early termination options). Annualized base rent for office properties is calculated by multiplying (i) base rental payments (defined as cash base rents (before abatements)) as of June 30, 2013, by (ii) 12. Annualized base rent does not reflect tenant reimbursements.

(3)
Annualized base rent per square foot for all lease expiration years and building management use is calculated as (i) base rental payments (defined as cash base rents (before abatements)) under commenced leases, divided by (ii) square footage under commenced leases as of June 30, 2013.

(4)
Annualized base rent per square foot at expiration for all lease expiration years and building management use is calculated as (i) base rental payments (defined as cash base rents (before abatements)) under commenced leases, divided by (ii) square footage under commenced lease as of June 30, 2013.

(5)
Annualized base rent per leased square foot and annualized best rent per square foot at expiration for signed leases not commenced, reflects uncommenced leases and is calculated as (i) base rental payments (defined as cash base rents (before abatements)) under uncommenced leases for vacant space as of June 30, 2013, divided by (ii) square footage under uncommenced leases as of June 30, 2013.

Hudson Pacific Properties, Inc.
Second Quarter 2013 Supplemental Operating and Financial Data

QUARTERLY OFFICE LEASE EXPIRATIONS — NEXT FOUR QUARTERS

	Q3 2013			Q4 2013			Q1 2014		Q2 2014
County	Expiring SF	Rent per SF(1)		Expiring SF	Rent per SF(1)		Expiring SF	Rent per SF(1)	Expiring SF	Rent per SF(1)
San Francisco
Rincon Center	157,459	$37.42	(2)	2,390	$33.67		8,623	$47.00	12,182	$32.98
1455 Market Street	93,379	10.93	(3)	152,373	20.16	(3)	—	—	—	—
875 Howard Street	—	—		4,307	32.00		—	—	—	—
222 Kearny Street	—	—		11,026	24.11		5,306	41.00	7,844	34.00
625 Second Street	25,175	29.02		—	—		—	—	—	—
275 Brannan Street	—	—		—	—		—	—	—	—
901 Market Street	3,139	20.39		43,364	29.54		—	—	—	—
Subtotal	279,152	$27.61		213,460	$22.66		13,929	$44.71	20,026	$33.37

Los Angeles
First Financial	1,430	$38.56		4,574	$39.17		—	$—	10,170	$34.23
Technicolor Building	—	—		—	—		—	—	—	—
Del Amo Office Building	—	—		—	—		—	—	—	—
9300 Wilshire	—	—		1,688	44.92		2,859	37.07	1,216	39.60
10950 Washington	2,174	27.36		—	—		—	—	—	—
604 Arizona	—	—		—	—		—	—	—	—
6922 Hollywood	—	—		—	—		3,459	88.16	—	—
10900 Washington	—	—		—	—		—	—	—	—
Element LA	—	—		—	—		—	—	—	—
Pinnacle I	—	—		—	—		—	—	4,040	45.73
Pinnacle II	—	—		—	—		—	—	—	—
3401 Exposition	—	—		—	—		—	—	—	—
Subtotal	3,604	$31.80		6,262	$40.72		6,318	$65.04	15,426	$37.67

Orange
City Plaza	—	$—		6,114	$23.75		—	$—	—	$—
Subtotal	—	$—		6,114	$23.75		—	$—	—	$—

San Diego
Tierrasanta	—	$—		—	$—		31,422	$14.86	5,327	$12.83
Subtotal	—	$—		—	$—		31,422	$14.86	5,327	$12.83

Total	282,756	$27.66		225,836	$23.19		51,669	$29.04	40,779	$32.32
______________________________

(1)
Rent data for our office properties is presented on an annualized basis without regard to cancellation options (with the exception of the Bank of America lease at our 1455 Market property, which is assumed to exercise all early termination options). Annualized base rent for office properties is calculated by multiplying (i) base rental payments (defined as cash base rents (before abatements)) as of June 30, 2013, by (ii) 12. Annualized base rent does not reflect tenant reimbursements.

(2)
Please see footnote (3) on page 16 of this Supplemental Operating and Financial Data report for an explanation of the re-leasing status of 155,964 square feet scheduled to expire in Q3 2013 at our Rincon Center property.

(3)
Please see footnote (2) on page 16 of this Supplemental Operating and Financial Data report for an explanation of the re-leasing status of 91,868 square feet scheduled to expire in Q3 2013 and 152,373 square feet scheduled to expire in Q4 2013 at our 1455 Market Street property.

Hudson Pacific Properties, Inc.
Second Quarter 2013 Supplemental Operating and Financial Data

OFFICE PORTFOLIO DIVERSIFICATION

	Total	Annualized Rent as
Industry	Square Feet(1)	of Percent of Total
Business Services	71,145	1.6%
Educational	120,396	3.5%
Financial Services	879,059	12.3%
Insurance	156,862	5.2%
Legal	137,377	3.3%
Media & Entertainment	1,011,722	31.1%
Other	149,494	2.6%
Real Estate	65,102	1.9%
Retail	227,374	4.9%
Technology	825,351	24.5%
Advertising	113,000	2.5%
Government	216,418	5.6%
Healthcare	39,084	1.0%
Total	4,012,384	100.0%

______________________________

(1)	Does not include signed leases not commenced.

Hudson Pacific Properties, Inc.
Second Quarter 2013 Supplemental Operating and Financial Data

DEFINITIONS

Funds From Operations (FFO): We calculate funds from operations before non-controlling interest (FFO) in accordance with the standards established by the National Association of Real Estate Investment Trusts (NAREIT). FFO represents net income (loss), computed in accordance with accounting principles generally accepted in the United States of America (GAAP), excluding gains (or losses) from sales of depreciable operating property, real estate depreciation and amortization (excluding amortization of above (below) market rents for acquisition properties and amortization of deferred financing costs and debt discounts) and after adjustments for unconsolidated partnerships and joint ventures. We use FFO as a supplemental performance measure because, in excluding real estate depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs.

We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that results from use or market conditions nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited. Other equity REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to such other REITs’ FFO. Accordingly, FFO should be considered only as a supplement to net income as a measure of our performance. FFO should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends. FFO should not be used as a supplement to or substitute for cash flow from operating activities computed in accordance with GAAP.

Adjusted Funds From Operations (AFFO): Adjusted Funds From Operations (AFFO) is a non-GAAP financial measure we believe is a useful supplemental measure of our performance. We compute AFFO by adding to FFO the non-cash compensation expense and amortization of deferred financing costs, and subtracting recurring capital expenditures, tenant improvements and leasing commissions (excluding pre-existing obligations on contributed or acquired properties funded with amounts received in settlement of prorations), and eliminating the net effect of straight-line rents, amortization of lease buy-out costs, and amortization of above/below market lease intangible assets and liabilities and amortization of loan discounts/premium. We also add to FFO the difference between rental revenue recognize in accordance with accounting principles generally accepted in the United States (GAAP) based on the amortization of the prepaid rent liability relating to the KTLA lease at our Sunset Bronson property compared to scheduled cash rents received in connection with such prepayment. AFFO is not intended to represent cash flow for the period. We believe that AFFO provides useful information to the investment community about our financial position as compared to other REITs since AFFO is a widely reported measure used by other REITs. However, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not be comparable to other REITs.